     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 19, 1997


                                                      REGISTRATION NO. 333-29001
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------


                                AMENDMENT NO. 1



                                       To


                                    FORM S-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ---------------------

                         ENERGY CORPORATION OF AMERICA
             (Exact name of Registrant as specified in its charter)

         WEST VIRGINIA                       1311                          841235822
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)       Identification Number)

                                                             JOSEPH E. CASABONA
                                                          EXECUTIVE VICE PRESIDENT
     4643 SOUTH ULSTER STREET, SUITE 1100           4643 SOUTH ULSTER STREET, SUITE 1100
            DENVER, COLORADO 80237                         DENVER, COLORADO 80237
                (303) 694-2667                                 (303) 694-2667
  (Address, including zip code and telephone     (Address, including zip code and telephone
 number, including area code, of registrant's    number, including area code, of agent for
         principal executive office)                              service)

                                    COPY TO:

                                THOMAS P. MASON
                             ANDREWS & KURTH L.L.P.
                           4200 TEXAS COMMERCE TOWER
                           HOUSTON, TEXAS 77002-3090
                                 (713) 220-4200

     Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable following the effectiveness of this Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

                             ---------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


================================================================================

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES



     The following is a complete list of Exhibits filed as part of, or incorporated by reference into, this Amendment No. 1 to the Registration Statement (except as otherwise indicated, all exhibits have been previously filed):


        EXHIBIT                                  DESCRIPTION
         NUMBER                                   OF EXHIBIT
        -------                                  -----------
           3.1           -- Articles of Incorporation of Energy Corporation of
                            America.
           3.2           -- Bylaws of Energy Corporation of America.
           4.1           -- Credit Agreement among Energy Corporation of America,
                            General Electric Capital Corporation as Agent, and the
                            lenders named therein, dated as of May 20, 1997.
           4.2           -- Note Purchase Agreement between Mountaineer Gas Company and The John Hancock Mutual Life Insurance Company dated
                            as of October 12, 1995.
           4.3           -- Indenture, dated as of May 23, 1997, between Energy
                            Corporation of America and The Bank of New York, as
                            Trustee, with respect to the 9 1/2% Senior Subordinated
                            Notes Due 2007 (including form of 9 1/2% Senior
                            Subordinated Note Due 2007).
           4.4           -- Form of 9 1/2% Senior Subordinated Note due 2007, Series
                            A.
           4.5           -- Registration Rights Agreement, dated as of May 20, 1997, among Energy Corporation of America, as issuer, and Chase
                            Securities Inc. and Prudential Securities Inc.
           5.1           -- Opinion of Andrews & Kurth L.L.P. as to the legality of the securities being registered.
          10.1           -- Eastern American Energy Corporation Profit
                            Sharing/Incentive Stock Plan dated as of June 4, 1997.
          10.2           -- Buy-Sell Stock Option Agreement dated as of May 19, 1997 among Energy Corporation of America, F.H. McCullough, II
                            and Kathy L. McCullough.
          10.3           -- Buy-Sell Stock Option Agreement dated as of July 8, 1996 between Energy Corporation of America and Kenneth W.
                            Brill.
          10.4           -- Incentive Stock Option Agreement dated as of December 21,
                            1994 between Energy Corporation of America and Donald C.
                            Supcoe.
          10.5           -- First Amendment to Incentive Stock Option Agreement dated as of August 28, 1995 between Energy Corporation of
                            America and Donald C. Supcoe.
          10.6           -- Incentive Stock Option Agreement dated as of December 19,
                            1994 between Energy Corporation of America and Richard E.
                            Heffelfinger.
          10.7           -- First Amendment to Incentive Stock Option Agreement dated as of August 28, 1995 between Energy Corporation of
                            America and Richard G. Heffelfinger.
          10.8           -- Incentive Stock Option Agreement dated as of December 9,
                            1994 between Energy Corporation of America and J. Michael
                            Forbes.
          10.9           -- First Amendment to Incentive Stock Option Agreement dated as of August 28, 1995 between Energy Corporation of
                            America and J. Michael Forbes.
          10.10          -- Gas Purchase Agreement dated as of August 29, 1995 among
                            Eastern American Energy Corporation, Eastern Pipeline
                            Corporation and Hope Gas, Inc.

        EXHIBIT                                  DESCRIPTION
         NUMBER                                   OF EXHIBIT
        -------                                  -----------
          10.11          -- Gas Sale and Purchase Agreement dated as of March 27,
                            1991 between Eastern American Energy Corporation and
                            Seneca Power Partners, L.P.
          10.12          -- Gas Purchase Contract dated as of September 13, 1995
                            among Eastern American Energy Corporation, Eastern
                            Marketing Corporation and Mountaineer Gas Company.
          10.13          -- Gas Purchase Contract dated as of January 1, 1993 between
                            Eastern American Energy Corporation and Eastern Marketing
                            Corporation.
          10.14          -- FTSI Service Agreement No. 37994 dated as of November 1,
                            1993 between Mountaineer Gas Company and Columbia Gulf
                            Transmission Company.
          10.15          -- Service Agreement No. 42794 dated as of November 1, 1994 between Mountaineer Gas Company and Columbia Gulf
                            Transmission Company.
          10.16          -- SST Service Agreement No. 38087 dated as of November 1,
                            1993 between Mountaineer Gas Company and Columbia Gas
                            Transmission Corporation.
          10.17          -- FTS Service Agreement No. 38037 dated as of November 1,
                            1993 between Mountaineer Gas Company and Columbia Gas
                            Transmission Corporation.
          10.18          -- Supplement No. 1 to Transportation Service Agreement No.
                            38137 dated as of May 6, 1994 between Mountaineer Gas
                            Company and Columbia Gas Transmission Corporation.
          10.19          -- FSS Service Agreement No. 38077 dated as of November 1,
                            1993 between Mountaineer Gas Company and Columbia Gas
                            Transmission Corporation.
          10.20          -- NTS Service Agreement No. 39272 dated as of November 1,
                            1993 between Mountaineer Gas Company and Columbia Gas
                            Transmission Corporation.
          10.21          -- SIT Service Agreement No. 40251 dated as of December 13,
                            1993 between Mountaineer Gas Company and Columbia Gas
                            Transmission Corporation.
          10.22          -- FTS Service Agreement No. 38113 dated as of November 1,
                            1993 between Mountaineer Gas Company and Columbia Gas
                            Transmission Corporation.
          10.23          -- Supplement No. 1 to Transportation Service Agreement No.
                            38113 dated as of May 6, 1994 between Mountaineer Gas
                            Company and Columbia Gas Transmission Corporation.
          10.24          -- Gas Transportation Agreement dated as of October 1, 1994 between Mountaineer Gas Company and Tennessee Gas
                            Pipeline Company.
          10.25          -- Amendment No. 1 to Gas Transportation Agreement dated as of May 5, 1995 between Mountaineer Gas Company and
                            Tennessee Gas Pipeline Company.
          12.1           -- Computation of ratio of earnings to fixed charges.
         *16.1           -- Letter from Coopers & Lybrand regarding change of
                            accountants.
          21.1           -- Subsidiaries of Energy Corporation of America.
          23.1           -- Independent Auditors' Consent and Report on Schedules.
          23.2           -- Consent of Andrews & Kurth L.L.P. (included in Exhibit
                            5.1).
          24.1           -- Power of Attorney set forth on the signature page
                            contained in Part II of this Registration Statement.
          25.1           -- Statement of Eligibility and Qualification of Form T-1 of
                            The Bank of New York.
          27.1           -- Financial Data Schedule.
          99.1           -- Form of Letter of Transmittal.
          99.2           -- Form of Notice of Guaranteed Delivery.



* Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 19th day of June, 1997.


                                        ENERGY CORPORATION OF AMERICA


                                        By:      /s/ J. MICHAEL FORBES

                                           -------------------------------------

                                                     J. Michael Forbes


                                               Vice President and Treasurer



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed on the 19th day of June, 1997, by the following persons in the capacities indicated.



                      SIGNATURE                                            TITLE
                      ---------                                            -----

                  KENNETH W. BRILL*                    Chairman of the Board of Directors
-----------------------------------------------------
                  Kenneth W. Brill



                     JOHN MORK*                        President, Chief Executive Officer and
-----------------------------------------------------    Director (principal executive officer)
                      John Mork

                 JOSEPH E. CASABONA*                   Executive Vice President (principal accounting
-----------------------------------------------------    officer)
                 Joseph E. Casabona

                /s/ J. MICHAEL FORBES                  Vice President and Treasurer
-----------------------------------------------------    (principal financial officer)
                  J. Michael Forbes

              RICHARD E. HEFFELFINGER*                 Director
-----------------------------------------------------
               Richard E. Heffelfinger

               F. H. MCCULLOUGH, III*                  Director
-----------------------------------------------------
                F. H. McCullough III

                   PETER H. COORS*                     Director
-----------------------------------------------------
                   Peter H. Coors

                    L.B. CURTIS*                       Director
-----------------------------------------------------
                     L.B. Curtis

                   JOHN J. DORGAN*                     Director
-----------------------------------------------------
                   John J. Dorgan

                     JULIE MORK*                       Director
-----------------------------------------------------
                     Julie Mork

               ARTHUR C. NIELSEN, JR.*                 Director
-----------------------------------------------------
               Arthur C. Nielsen, Jr.
                /s/ J. MICHAEL FORBES
-----------------------------------------------------
*(J. Michael Forbes, pursuant to a power-of-attorney
  previously filed with this Registration Statement
            on Form S-4 (No. 333-29001))

                               INDEX TO EXHIBITS

        EXHIBIT                                  DESCRIPTION
         NUMBER                                   OF EXHIBIT
        -------                                  -----------
           3.1           -- Articles of Incorporation of Energy Corporation of
                            America.
           3.2           -- Bylaws of Energy Corporation of America.
           4.1           -- Credit Agreement among Energy Corporation of America,
                            General Electric Capital Corporation as Agent, and the
                            lenders named therein, dated as of May 20, 1997.
           4.2           -- Note Purchase Agreement between Mountaineer Gas Company and The John Hancock Mutual Life Insurance Company dated
                            as of October 12, 1995.
           4.3           -- Indenture, dated as of May 23, 1997, between Energy
                            Corporation of America and The Bank of New York, as
                            Trustee, with respect to the 9 1/2% Senior Subordinated
                            Notes Due 2007 (including form of 9 1/2% Senior
                            Subordinated Note Due 2007).
           4.4           -- Form of 9 1/2% Senior Subordinated Note due 2007, Series
                            A.
           4.5           -- Registration Rights Agreement, dated as of May 20, 1997, among Energy Corporation of America, as issuer, and Chase
                            Securities Inc. and Prudential Securities Inc.
           5.1           -- Opinion of Andrews & Kurth L.L.P. as to the legality of the securities being registered.
          10.1           -- Eastern American Energy Corporation Profit
                            Sharing/Incentive Stock Plan dated as of June 4, 1997.
          10.2           -- Buy-Sell Stock Option Agreement dated as of May 19, 1997 among Energy Corporation of America, F.H. McCullough, II
                            and Kathy L. McCullough.
          10.3           -- Buy-Sell Stock Option Agreement dated as of July 8, 1996 between Energy Corporation of America and Kenneth W.
                            Brill.
          10.4           -- Incentive Stock Option Agreement dated as of December 21,
                            1994 between Energy Corporation of America and Donald C.
                            Supcoe.
          10.5           -- First Amendment to Incentive Stock Option Agreement dated as of August 28, 1995 between Energy Corporation of
                            America and Donald C. Supcoe.
          10.6           -- Incentive Stock Option Agreement dated as of December 19,
                            1994 between Energy Corporation of America and Richard E.
                            Heffelfinger.
          10.7           -- First Amendment to Incentive Stock Option Agreement dated as of August 28, 1995 between Energy Corporation of
                            America and Richard G. Heffelfinger.
          10.8           -- Incentive Stock Option Agreement dated as of December 9,
                            1994 between Energy Corporation of America and J. Michael
                            Forbes.
          10.9           -- First Amendment to Incentive Stock Option Agreement dated as of August 28, 1995 between Energy Corporation of
                            America and J. Michael Forbes.
          10.10          -- Gas Purchase Agreement dated as of August 29, 1995 among
                            Eastern American Energy Corporation, Eastern Pipeline
                            Corporation and Hope Gas, Inc.
          10.11          -- Gas Sale and Purchase Agreement dated as of March 27,
                            1991 between Eastern American Energy Corporation and
                            Seneca Power Partners, L.P.
          10.12          -- Gas Purchase Contract dated as of September 13, 1995
                            among Eastern American Energy Corporation, Eastern
                            Marketing Corporation and Mountaineer Gas Company.

        EXHIBIT                                  DESCRIPTION
         NUMBER                                   OF EXHIBIT
        -------                                  -----------
          10.13          -- Gas Purchase Contract dated as of January 1, 1993 between
                            Eastern American Energy Corporation and Eastern Marketing
                            Corporation.
          10.14          -- FTS1 Service Agreement No. 37994 dated as of November 1,
                            1993 between Mountaineer Gas Company and Columbia Gulf
                            Transmission Company.
          10.15          -- FTS2 Service Agreement No. 42794 dated as of November 1,
                            1994 between Mountaineer Gas Company and Columbia Gulf
                            Transmission Company.
          10.16          -- SST Service Agreement No. 38087 dated as of November 1,
                            1993 between Mountaineer Gas Company and Columbia Gas
                            Transmission Corporation.
          10.17          -- FTS Service Agreement No. 38137 dated as of November 1,
                            1993 between Mountaineer Gas Company and Columbia Gas
                            Transmission Corporation.
          10.18          -- Supplement No. 1 to Transportation Service Agreement No.
                            38137 dated as of May 6, 1994 between Mountaineer Gas
                            Company and Columbia Gas Transmission Corporation.
          10.19          -- FSS Service Agreement No. 38077 dated as of November 1,
                            1993 between Mountaineer Gas Company and Columbia Gas
                            Transmission Corporation.
          10.20          -- NTS Service Agreement No. 39272 dated as of November 1,
                            1993 between Mountaineer Gas Company and Columbia Gas
                            Transmission Corporation.
          10.21          -- SIT Service Agreement No. 40251 dated as of December 13,
                            1993 between Mountaineer Gas Company and Columbia Gas
                            Transmission Corporation.
          10.22          -- FTS Service Agreement No. 38113 dated as of November 1,
                            1993 between Mountaineer Gas Company and Columbia Gas
                            Transmission Corporation.
          10.23          -- Supplement No. 1 to Transportation Service Agreement No.
                            38113 dated as of May 6, 1994 between Mountaineer Gas
                            Company and Columbia Gas Transmission Corporation.
          10.24          -- Gas Transportation Agreement No. 8396 dated as of October
                            1, 1994 between Mountaineer Gas Company and Tennessee Gas
                            Pipeline Company.
          10.25          -- Amendment No. 1 to Gas Transportation Agreement dated as of May 5, 1995 between Mountaineer Gas Company and
                            Tennessee Gas Pipeline Company.
          12.1           -- Computation of ratio of earnings to fixed charges.
         *16.1           -- Letter from Coopers & Lybrand regarding change of
                            accountants.
          21.1           -- Subsidiaries of Energy Corporation of America.
          23.1           -- Independent Auditors' Consent and Report on Schedules.
          23.2           -- Consent of Andrews & Kurth L.L.P. (included in Exhibit
                            5.1).
          24.1           -- Power of Attorney set forth on the signature page
                            contained in Part II of this Registration Statement.
          25.1           -- Statement of Eligibility and Qualification of Form T-1 of
                            The Bank of New York.
          27.1           -- Financial Data Schedule.
          99.1           -- Form of Letter of Transmittal.
          99.2           -- Form of Notice of Guaranteed Delivery.


---------------


* Filed herewith.